                      VANGUARD/WELLESLEY INCOME FUND, INC.
                             PROSPECTUS SUPPLEMENT
                                FEBRUARY 2, 1996

The Board of Directors of Vanguard/Wellesley Income Fund, Inc. (the "Fund") has approved a revised investment advisory agreement with Wellington Management Company ("WMC"), the Fund's investment adviser. The new agreement involves a reduction in the annual rate of advisory fees to be paid to WMC.

     Under the terms of the new agreement, the Fund will pay WMC a basic advisory fee at the end of each fiscal quarter, based on the Fund's average month-end net assets during the quarter. The quarterly rate is applied according to the following annual fee schedule:

          NET ASSETS               ANNUAL BASIC FEE RATE
          ----------               ---------------------

          First $1 billion                   0.100%
          Next $2 billion                    0.050
          Next $7 billion                    0.040
          Over $10 billion                   0.030

     The revised agreement provides that the Basic Fee may be increased or decreased by applying an incentive/penalty fee adjustment based on the investment performance of the Fund relative to the investment performance of "a composite index" 65% of which shall be comprised of the Lehman Long-Term Corporate AA or Better Bond Index and 35% of which shall be comprised of a composite of 75% of the S&P BARRA Value Index and 25% of the S&P Utilities Index. The following table sets forth the incentive/penalty adjustment to the basic advisory fee payable by the Portfolio to WMC under the new advisory agreement:

     Cumulative 36-Month Performance               Performance Fee
     versus the Composite Index                       Adjustment
     -------------------------                        ----------

     Less than -3%                               -0.20 x Basic Fee*
     Between -1.5% and -3%                       -0.10 x Basic Fee
     Between -1.5% and 1.5%                         0  x Basic Fee
     Between 1.5% and 3%                          0.10 x Basic Fee
     More than 3%                                 0.20 x Basic Fee

-----------------
* For purposes of this calculation, the Basic Fee is calculated by applying a quarterly fee rate based on the Annual Basic Fee using average assets over the same time period over which the performance is measured.

     This revised investment advisory agreement replaces the Fund's original agreement with the adviser dated May 1, 1993, and will go into effect on or about April 1, 1996. (Under the rules of the Securities and Exchange
Commission, the new incentive/penalty fee will not be fully operable until the quarter ending June 30, 1999, and until that date, will be calculated according to certain transition rules.) Until the effective date, the adviser has agreed to waive its advisory fees to the extent necessary to abide by the new fee schedule.
                                                                            AFWY